                                                                    Exhibit 99.1

                           AMSOUTH AUTO TRUST 2000-1
                            MONTHLY SERVICER REPORTS

AmSouth Auto Trust 2000-1
Monthly Servicing Report

                                       -----------------
Distribution Date:                     November 15, 2000                             Closing Date   October 19, 2000
                                       -----------------
Collection Period Begin Date:            October 1, 2000              Previous Distribution Date:   October 19, 2000
Collection Period End Date:             October 31, 2000     Previous Collection Period End Date: September 30, 2000

---------------------------------------------------------------------------------------------------------------------
A. Initial Bond Characteristics             Cutoff                      Accrual
                                            Balance         Coupon     Calendar   Legal Final Maturity    CUSIP
---------------------------------------------------------------------------------------------------------------------
i.                     Class A-1 Notes      $230,000,000     6.745%    Actual/360           11/15/2001     03216TAA8
ii.                    Class A-2 Notes       240,000,000     6.700%       30/360            02/17/2003     03216TAB6
iii.                   Class A-3 Notes       315,000,000     6.670%       30/360            07/15/2004     03216TAC4
iv.                    Class A-4 Notes       103,640,000     6.760%       30/360            02/15/2005     03216TAD2
v.                       Class B Notes        28,510,000     7.080%       30/360            07/15/2005     03216TAE0
vi.                      Class C Notes        14,260,000     7.440%       30/360            02/15/2007     03216TAF7
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
B. Bond Balances                                 Balance as of            % of Original Balance     Unpaid Interest  Unpaid Interest
                                          10/19/2000      11/15/2000   10/19/2000   11/15/2000        10/19/2000        11/15/2000
------------------------------------------------------------------------------------------------------------------------------------
i.                     Class A-1 Notes      $230,000,000  $194,486,975   100.00%       84.56%                 -                 -
ii.                    Class A-2 Notes       240,000,000   240,000,000   100.00%      100.00%                 -                 -
iii.                   Class A-3 Notes       315,000,000   315,000,000   100.00%      100.00%                 -                 -
iv.                    Class A-4 Notes       103,640,000   103,640,000   100.00%      100.00%                 -                 -
v.                       Class B Notes        28,510,000    28,510,000   100.00%      100.00%                 -                 -
vi.                      Class C Notes        14,260,000    14,260,000   100.00%      100.00%                 -                 -
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
C. Reserve Account
---------------------------------------------------------------------------------------------------------------------
i.     Initial Reserve Deposit                           $7,128,117.29
ii.    Beginning of Period Reserve Balance                7,128,117.29
iii.   Specified Reserve Account Percent                          0.75% of Initial Pool Balance
iv.    Specified Reserve Account Floor                    7,128,117.29
v.     Specified Reserve Account Balance                  7,128,117.29
vi.    Reserve Account Release                                       -
vii.   Reserve Account Draws                                         -
viii.  Reserve Account Deposits                                      -
ix.    End of Period Reserve Balance                      7,128,117.29
x.     Specified Credit Enhancement Percent                       3.25%
xi.    Specified Credit Enhancement Floor                 7,128,117.29
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------
D. Servicing
---------------------------------------------------------
I.     Servicing Fee Percentage                     1.00%
ii.    Beginning of Period Servicing Shortfall         -
iii.   End of Period Servicing Shortfall               -
---------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:                         November 15, 2000                               Closing Date:   October 19, 2000
Collection Period Begin Date:                October 1, 2000                 Previous Distribution Date:   October 19, 2000
Collection Period End Date:                 October 31, 2000        Previous Collection Period End Date: September 30, 2000

---------------------------------------------------------------------------------------------------------------------------
E. Portfolio Characteristics                     Initial Balance        Balance as of            Percent of Original as of
                                                   09/30/2000      09/30/2000   10/31/2000     09/30/2000       10/31/2000
---------------------------------------------------------------------------------------------------------------------------
i.    Principal Balance                           $950,415,639    $950,415,639  $917,117,629         100.00%         96.50%
ii.   Number of Contracts                               73,293          73,293        72,091         100.00%         98.36%
iii.  Weighted Average Coupon (WAC)                      9.44%           9.44%         9.44%
iv.   Weighted Average Original Term                     61.40           61.40         61.46
v.    Weighted Average Remaining Term                    49.40           49.40         48.65
vi.   Weighted Average Seasoning                         12.00           12.00         12.80
----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
F. Portfolio Performance                     # of Contracts    % of Number of Contracts   Principal Balance   % of Principal Balance
                                         09/30/2000 10/31/2000 09/30/2000   10/31/2000  09/30/2000 10/31/2000  09/30/2000 10/31/2000
------------------------------------------------------------------------------------------------------------------------------------
i.    30-59 Days Delinquent                   -           461     0.00%        0.64%         -     $5,645,436     0.00%      0.62%
ii.   60-89 Days Delinquent                   -             8     0.00%        0.01%         -         69,558     0.00%      0.01%
iii.  90-119 Days Delinquent                  -             -     0.00%        0.00%         -              -     0.00%      0.00%
iv.   120+ Days Delinquent                    -             -     0.00%        0.00%         -              -     0.00%      0.00%
v.    Repo In Inventory (Charged-off)         -             5     0.00%        0.01%         -         24,474     0.00%      0.00%
vi.   Repo In Inventory (Not Charged-Off)     -             5     0.00%        0.01%         -         76,615     0.00%      0.01%
vii.  Gross Charge-Offs in Period             -             5     0.00%        0.01%         -         24,474     0.00%      0.00%
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
G. Portfolio Charge-Offs                            $           % of Original Balance
                                         09/30/2000 10/31/2000 09/30/2000   10/31/2000
----------------------------------------------------------------------------------------------------------
i.    Gross Charge-Offs In Period             -       $24,474     0.000%       0.003%
ii.   Cumulative Gross Charge-Offs            -        24,474     0.000%       0.003%
iii.  Net Losses In Period                    -        24,474     0.000%       0.003%
iv.   Cumulative Net Losses                   -        24,474     0.000%       0.003%
----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
H. Pool Collections
------------------------------------------------------------------------
i.    Borrower Interest Collections                      $ 7,588,559.45
ii.   Borrower Principal Collections                      33,215,997.30
iii.  Net Liquidation Proceeds                                47,537.43
iv.   Recoveries                                                      -
v.    Repurchase Amounts (Interest)                               73.81
vi.   Repurchase Amounts (Principal)                          10,000.95
vii.  Total Interest Collections                           7,588,633.26
viii. Total Principal Collections                         33,273,535.68
------------------------------------------------------------------------

------------------------------------------------------------------------
I. Pool Balance Reconciliation
------------------------------------------------------------------------
i.   Beginning Pool Balance                             $950,415,639.00
ii.  Pool Balance Reductions from Principal Collections   33,273,535.68
iii. Gross Charge-Offs In Period                              24,473.90
iv.  Ending Pool Balance                                 917,117,629.42
------------------------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:                    November 15, 2000                               Closing Date     October 19, 2000
Collection Period Begin Date:           October 1, 2000                Previous Distribution Date:     October 19, 2000
Collection Period End Date:            October 31, 2000        Previous Collection Period End Date   September 30, 2000

------------------------------------------------------------------------------
J. Total Available
------------------------------------------------------------------------------
i.   Total Pool Collections                                     $40,862,168.94
ii   Reinvestment Income from Reserve Account                        13,538.56
          Reserve Account Balance               $ 7,128,117.29
          Specified Reserve Account Amount        7,128,117.29
                                                ==============
iii. Reserve Account Release                              0.00            0.00
iv.  Collected Funds                                             40,875,707.50
------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
K. Waterfall
                                                                                                             Reserve
                                                                            Amount Available    Reserve      Account         Amount
                                            Calculation Steps   Amount Due  for Distribution    Balance       Draw            Paid
------------------------------------------------------------------------------------------------------------------------------------
        Servicing Fee                         $   792,013.03
        Previous Servicing Fee Shortfall                0.00
                                              ==============
i.    Total Servicing Fee                         792,013.03   $  792,013.03  $40,875,707.50  $7,128,117.29    $0.00   $  792,013.03

ii.   Class A Notes Interest Distribution                       4,348,264.34   40,083,694.47   7,128,117.29     0.00    4,348,264.34

        Class A Notes Balance                 888,640,000.00
        Pool Balance                          917,117,629.42
                                              ==============
iii.  First Priority Principal Distribution             0.00            0.00  35,735,430.12   7,128,117.29      0.00            0.00

iv.   Class B Notes Interest Distribution                         145,781.13  35,735,430.12   7,128,117.29      0.00      145,781.13

        Class A and B Notes Balance           917,150,000.00
        Pool Balance                          917,117,629.42
                                              ==============
v.    Second Priority Principal Distribution       32,370.58       32,370.58  35,589,648.99   7,128,117.29      0.00       32,370.58

vi.   Class C Notes Interest Distribution                          76,623.73  35,557,278.41   7,128,117.29      0.00       76,623.73
vii.  Reserve Fund Deposit                                              0.00  35,480,654.68                                     0.00

        Outstanding Money Market Securities   230,000,000.00
        Total Notes Balance                   931,410,000.00
        Specified Credit Enhancement Amount    29,806,322.96
        Specified Reserve Account Amount        7,128,117.29
                                              --------------
        Specified Overcollateralization
          Amount                               22,678,205.67
        Target Securities Balance             894,439,423.75
                                              ==============
viii. Regular Principal Distribution          229,967,629.42  229,967,629.42  35,480,654.68                           35,480,654.68

ix.   Release to Seller                                                 0.00           0.00   7,128,117.29                     0.00
-----------------------------------------------------------------------------------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:                    November 15, 2000                               Closing Date     October 19, 2000
Collection Period Begin Date:           October 1, 2000                Previous Distribution Date:     October 19, 2000
Collection Period End Date:            October 31, 2000        Previous Collection Period End Date   September 30, 2000

---------------------------------------------------------------------------------------------------------------------------------
L. Bond Interest Distributions                                                 Accrued
                                          Number of               Previous   Interest on  Total Bond     Total Bond
                                           Days in    Current     Interest     Interest    Interest       Interest      Interest
                                Coupon     Period     Interest   Shortfall    shortfall       Due           Paid        Shortfall
---------------------------------------------------------------------------------------------------------------------------------
      Total Class A Notes                           $4,348,264.34         -            -  $4,348,264.34  $4,348,264.34          -
      Class A-1 Notes             6.745%       27    1,163,512.50         -            -   1,163,512.50   1,163,512.50          -
      Class A-2 Notes              6.70%       26    1,161,333.33         -            -   1,161,333.33   1,161,333.33          -
      Class A-3 Notes              6.67%       26    1,517,425.00         -            -   1,517,425.00   1,517,425.00          -
      Class A-4 Notes              6.76%       26      505,993.51         -            -     505,993.51     505,993.51          -
      Class B Notes                7.08%       26      145,781.13         -            -     145,781.13     145,781.13          -
      Class C Notes                7.44%       26       76,623.73         -            -      76,623.73      76,623.73          -
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
M. Bond Principal Distributions
-------------------------------------------------------------
      First Priority Principal Distribution    $            -
      Second Priority Principal Distribution        32,370.58
      Regular Principal Distribution            35,480,654.68
                                               ==============
      Total Principal Distribution              35,513,025.26

      Class A-1 Notes Principal Distribution    35,513,025.26
      Class A-2 Notes Principal Distribution                -
      Class A-3 Notes Principal Distribution                -
      Class A-4 Notes Principal Distribution                -
      Class B Notes Principal Distribution                  -
      Class C Notes Principal Distribution                  -
-------------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

                                       -----------------
Distribution Date:                     December 15, 2000                            Closing Date    October 19, 2000
                                       -----------------
Collection Period Begin Date:           November 1, 2000             Previous Distribution Date:   November 15, 2000
Collection Period End Date:            November 30, 2000    Previous Collection Period End Date:    October 31, 2000

---------------------------------------------------------------------------------------------------------------------
A. Initial Bond Characteristics             Cutoff                      Accrual
                                            Balance         Coupon     Calendar   Legal Final Maturity    CUSIP
---------------------------------------------------------------------------------------------------------------------
i.                     Class A-1 Notes      $230,000,000    6.745%     Actual/360       11/15/2001       03216TAA8
ii.                    Class A-2 Notes       240,000,000    6.700%         30/360       02/17/2003       03216TAB6
iii.                   Class A-3 Notes       315,000,000    6.670%         30/360       07/15/2004       03216TAC4
iv.                    Class A-4 Notes       103,640,000    6.760%         30/360       02/15/2005       03216TAD2
v.                       Class B Notes        28,510,000    7.080%         30/360       07/15/2005       03216TAE0
vi.                      Class C Notes        14,260,000    7.440%         30/360       02/15/2007       03216TAF7
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
B. Bond Balances                                 Balance as of            % of Original Balance     Unpaid Interest  Unpaid Interest
                                          11/15/2000      12/15/2000   11/15/2000   12/15/2000        11/15/2000        12/15/2000
------------------------------------------------------------------------------------------------------------------------------------
i.                     Class A-1 Notes    $194,486,975    $163,162,494    84.56%        70.94%             -                -
ii.                    Class A-2 Notes     240,000,000     240,000,000   100.00%       100.00%             -                -
iii.                   Class A-3 Notes     315,000,000     315,000,000   100.00%       100.00%             -                -
iv.                    Class A-4 Notes     103,640,000     103,640,000   100.00%       100.00%             -                -
v.                       Class B Notes      28,510,000      28,510,000   100.00%       100.00%             -                -
vi.                      Class C Notes      14,260,000      14,260,000   100.00%       100.00%             -                -
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
C. Reserve Account
---------------------------------------------------------------------------------------------------------------------
i.     Initial Reserve Deposit                           $7,128,117.29
ii.    Beginning of Period Reserve Balance                7,128,117.29
iii.   Specified Reserve Account Percent                         0.75% of Initial Pool Balance
iv.    Specified Reserve Account Floor                    7,128,117.29
v.     Specified Reserve Account Balance                  7,128,117.29
vi.    Reserve Account Release                                       -
vii.   Reserve Account Draws                                         -
viii.  Reserve Account Deposits                                      -
ix.    End of Period Reserve Balance                      7,128,117.29
x.     Specified Credit Enhancement Percent                      3.25%
xi.    Specified Credit Enhancement Floor                 7,128,117.29
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------
D. Servicing
---------------------------------------------------------
I.     Servicing Fee Percentage                     1.00%
ii.    Beginning of Period Servicing Shortfall         -
iii.   End of Period Servicing Shortfall               -
---------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:                         December 15, 2000                            Closing Date      October 19, 2000
Collection Period Begin Date:               November 1, 2000             Previous Distribution Date:     November 15, 2000
Collection Period End Date:                November 30, 2000    Previous Collection Period End Date:      October 31, 2000

---------------------------------------------------------------------------------------------------------------------------
E. Portfolio Characteristics                     Initial Balance        Balance as of            Percent of Original as of
                                                   09/30/2000      10/31/2000   11/30/2000     10/31/2000       11/30/2000
---------------------------------------------------------------------------------------------------------------------------
i.    Principal Balance                          $950,415,639      $917,117,629 $887,078,346       96.50%       93.34%
ii.   Number of Contracts                              73,293            72,091       71,033       98.36%       96.92%
iii.  Weighted Average Coupon (WAC)                      9.44%             9.44%        9.44%
iv.   Weighted Average Original Term                    61.40             61.46        61.50
v.    Weighted Average Remaining Term                   49.40             48.65        47.85
vi.   Weighted Average Seasoning                        12.00             12.80        13.65
----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
F. Portfolio Performance                     # of Contracts    % of Number of Contracts   Principal Balance   % of Principal Balance
                                         10/31/2000 11/30/2000 10/31/2000   11/30/2000  10/31/2000 11/30/2000  10/31/2000 11/30/2000
------------------------------------------------------------------------------------------------------------------------------------
i.    30-59 Days Delinquent                 461          479      0.64%         0.67%   $5,645,436 $5,898,720     0.62%      0.66%
ii.   60-89 Days Delinquent                   8           91      0.01%         0.13%       69,558  1,239,553     0.01%      0.14%
iii.  90-119 Days Delinquent                  -            3      0.00%         0.00%            -     17,902     0.00%      0.00%
iv.   120+ Days Delinquent                    -            -      0.00%         0.00%            -          -     0.00%      0.00%
v.    Repo In Inventory (Charged-off)         5            8      0.01%         0.01%       24,474     51,002     0.00%      0.01%
vi.   Repo In Inventory (Not Charged-Off)     5            4      0.01%         0.01%       76,615     84,823     0.01%      0.01%
vii.  Gross Charge-Offs in Period             5            8      0.01%         0.01%       24,474     51,002     0.00%      0.01%
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
G. Portfolio Charge-Offs                            $           % of Original Balance
                                         10/31/2000 11/30/2000 10/31/2000   11/30/2000
----------------------------------------------------------------------------------------------------------
i.    Gross Charge-Offs In Period        $24,474      $51,002     0.003%       0.005%
ii.   Cumulative Gross Charge-Offs        24,474       75,476     0.003%       0.008%
iii.  Net Losses In Period                24,474       49,283     0.003%       0.005%
iv.   Cumulative Net Losses               24,474       73,757     0.003%       0.008%
----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
H. Pool Collections
------------------------------------------------------------------------
i.    Borrower Interest Collections                      $ 7,091,979.35
ii.   Borrower Principal Collections                      29,918,455.04
iii.  Net Liquidation Proceeds                                69,825.59
iv.   Recoveries                                               1,719.09
v.    Repurchase Amounts (Interest)                                   -
vi.   Repurchase Amounts (Principal)                                  -
vii.  Total Interest Collections                           7,091,979.35
viii. Total Principal Collections                         29,989,999.72
------------------------------------------------------------------------

------------------------------------------------------------------------
I. Pool Balance Reconciliation
------------------------------------------------------------------------
i.   Beginning Pool Balance                             $917,117,629.42
ii.  Pool Balance Reductions from Principal Collections   29,988,280.63
iii. Gross Charge-Offs In Period                              51,002.40
iv.  Ending Pool Balance                                 887,078,346.39
------------------------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:                    December 15, 2000                             Closing Date    October 19, 2000
Collection Period Begin Date:          November 1, 2000              Previous Distribution Date:   November 15, 2000
Collection Period End Date:           November 30, 2000      Previous Collection Period End Date    October 31, 2000

------------------------------------------------------------------------------
J. Total Available
------------------------------------------------------------------------------
i.   Total Pool Collections                                     $37,081,979.07
ii   Reinvestment Income from Reserve Account                        31,279.93
          Reserve Account Balance               $ 7,128,117.29
          Specified Reserve Account Amount        7,128,117.29
                                                ==============
iii. Reserve Account Release                              0.00            0.00
iv.  Collected Funds                                             37,113,259.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
K. Waterfall
                                                                                                               Reserve
                                                                               Amount Available     Reserve    Account    Amount
                                            Calculation Steps    Amount Due    for Distribution     Balance      Draw      Paid
------------------------------------------------------------------------------------------------------------------------------------
        Servicing Fee                         $   764,264.69
        Previous Servicing Fee Shortfall                0.00
                                              ==============
i.    Total Servicing Fee                         764,264.69  $    764,264.69  $  37,113,259.00  $7,128,117.29  $0.00 $   764,264.69

ii.   Class A Notes Interest Distribution                        4,767,892.54     36,348,994.31   7,128,117.29   0.00   4,767,892.54

        Class A Notes Balance                 853,126,974.74
        Pool Balance                          887,078,346.39
                                              ==============
iii.  First Priority Principal Distribution             0.00             0.00     31,581,101.77   7,128,117.29   0.00           0.00

iv.   Class B Notes Interest Distribution                          168,209.00     31,581,101.77   7,128,117.29   0.00     168,209.00

        Class A and B Notes Balance           881,636,974.74
        Pool Balance                          887,078,346.39
                                              ==============
v.    Second Priority Principal Distribution            0.00             0.00     31,412,892.77   7,128,117.29   0.00           0.00

vi.   Class C Notes Interest Distribution                           88,412.00     31,412,892.77   7,128,117.29   0.00      88,412.00
vii.  Reserve Fund Deposit                                               0.00     31,324,480.77                                 0.00

        Outstanding Money Market Securities   194,486,974.74
        Total Notes Balance                   895,896,974.74
        Specified Credit Enhancement Amount    28,830,046.26
        Specified Reserve Account Amount        7,128,117.29
                                              --------------
        Specified Overcollateralization
          Amount                               21,701,928.97
        Target Securities Balance             865,376,417.42
                                              ==============
viii. Regular Principal Distribution          194,486,974.74   194,486,974.74     31,324,480.77                        31,324,480.77

ix.   Release to Seller                                                  0.00              0.00   7,128,117.29                  0.00
------------------------------------------------------------------------------------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:                    December 15, 2000                               Closing Date    October 19, 2000
Collection Period Begin Date:          November 1, 2000                Previous Distribution Date:   November 15, 2000
Collection Period End Date:           November 30, 2000        Previous Collection Period End Date    October 31, 2000

---------------------------------------------------------------------------------------------------------------------------------
L. Bond Interest Distributions                                                 Accrued
                                          Number of               Previous   Interest on   Total Bond      Total Bond
                                           Days in    Current     Interest     Interest     Interest        Interest    Interest
                                Coupon     Period     Interest    Shortfall    shortfall       Due            Paid      Shortfall
---------------------------------------------------------------------------------------------------------------------------------
      Total Class A Notes                           $4,767,892.54  $      -   $        -  $4,767,892.54   $4,767,892.54  $      -
      Class A-1 Notes             6.745%       30    1,093,178.87         -            -   1,093,178.87    1,093,178.87         -
      Class A-2 Notes              6.70%       30    1,340,000.00         -            -   1,340,000.00    1,340,000.00         -
      Class A-3 Notes              6.67%       30    1,750,875.00         -            -   1,750,875.00    1,750,875.00         -
      Class A-4 Notes              6.76%       30      583,838.67         -            -     583,838.67      583,838.67         -
      Class B Notes                7.08%       30      168,209.00         -            -     168,209.00      168,209.00         -
      Class C Notes                7.44%       30       88,412.00         -            -      88,412.00       88,412.00         -
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
M. Bond Principal Distributions
-------------------------------------------------------------
      First Priority Principal Distribution    $            -
      Second Priority Principal Distribution                -
      Regular Principal Distribution            31,324,480.77
                                               ==============
      Total Principal Distribution              31,324,480.77

      Class A-1 Notes Principal Distribution    31,324,480.77
      Class A-2 Notes Principal Distribution                -
      Class A-3 Notes Principal Distribution                -
      Class A-4 Notes Principal Distribution                -
      Class B Notes Principal Distribution                  -
      Class C Notes Principal Distribution                  -
-------------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

                                       -----------------
Distribution Date:                      January 16, 2001                             Closing Date   October 19, 2000
                                       -----------------
Collection Period Begin Date:           December 1, 2000              Previous Distribution Date:  December 15, 2000
Collection Period End Date:            December 31, 2000     Previous Collection Period End Date:  November 30, 2000

---------------------------------------------------------------------------------------------------------------------
A. Initial Bond Characteristics             Cutoff                      Accrual
                                            Balance         Coupon     Calendar   Legal Final Maturity    CUSIP
---------------------------------------------------------------------------------------------------------------------
i.                     Class A-1 Notes      $230,000,000     6.745%    Actual/360           11/15/2001     03216TAA8
ii.                    Class A-2 Notes       240,000,000     6.700%       30/360            02/17/2003     03216TAB6
iii.                   Class A-3 Notes       315,000,000     6.670%       30/360            07/15/2004     03216TAC4
iv.                    Class A-4 Notes       103,640,000     6.760%       30/360            02/15/2005     03216TAD2
v.                       Class B Notes        28,510,000     7.080%       30/360            07/15/2005     03216TAE0
vi.                      Class C Notes        14,260,000     7.440%       30/360            02/15/2007     03216TAF7
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
B. Bond Balances                                   Balance as of          % of Original Balance     Unpaid Interest  Unpaid Interest
                                              12/15/00       1/16/01     12/15/00       1/16/01         12/15/00         1/16/01
------------------------------------------------------------------------------------------------------------------------------------
i.                     Class A-1 Notes      $163,162,494  $133,924,101    70.94%       58.23%                  -               -
ii.                    Class A-2 Notes       240,000,000   240,000,000   100.00%      100.00%                  -               -
iii.                   Class A-3 Notes       315,000,000   315,000,000   100.00%      100.00%                  -               -
iv.                    Class A-4 Notes       103,640,000   103,640,000   100.00%      100.00%                  -               -
v.                       Class B Notes        28,510,000    28,510,000   100.00%      100.00%                  -               -
vi.                      Class C Notes        14,260,000    14,260,000   100.00%      100.00%                  -               -
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
C. Reserve Account
---------------------------------------------------------------------------------------------------------------------
i.     Initial Reserve Deposit                           $7,128,117.29
ii.    Beginning of Period Reserve Balance                7,128,117.29
iii.   Specified Reserve Account Percent                          0.75% of Initial Pool Balance
iv.    Specified Reserve Account Floor                    7,128,117.29
v.     Specified Reserve Account Balance                  7,128,117.29
vi.    Reserve Account Release                                       -
vii.   Reserve Account Draws                                         -
viii.  Reserve Account Deposits                                      -
ix.    End of Period Reserve Balance                      7,128,117.29
x.     Specified Credit Enhancement Percent                       3.25%
xi.    Specified Credit Enhancement Floor                 7,128,117.29
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------
D. Servicing
---------------------------------------------------------
I.     Servicing Fee Percentage                     1.00%
ii.    Beginning of Period Servicing Shortfall         -
iii.   End of Period Servicing Shortfall               -
---------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:                          January 16, 2001                               Closing Date:   October 19, 2000
Collection Period Begin Date:               December 1, 2000                 Previous Distribution Date:  December 15, 2000
Collection Period End Date:                December 31, 2000        Previous Collection Period End Date:  November 30, 2000

---------------------------------------------------------------------------------------------------------------------------
E. Portfolio Characteristics                     Initial Balance        Balance as of            Percent of Original as of
                                                    09/30/00      11/30/00         12/31/00   11/30/00            12/31/00
---------------------------------------------------------------------------------------------------------------------------
i.    Principal Balance                          $ 950,415,639    $887,078,346  $858,795,798          93.34%         90.36%
ii.   Number of Contracts                               73,293          71,033        70,024          96.92%         95.54%
iii.  Weighted Average Coupon (WAC)                       9.44%           9.44%         9.44%
iv.   Weighted Average Original Term                     61.40           61.50         61.55
v.    Weighted Average Remaining Term                    49.40           47.85         47.09
vi.   Weighted Average Seasoning                         12.00           13.65         14.46
----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
F. Portfolio Performance                     # of Contracts    % of Number of Contracts   Principal Balance   % of Principal Balance
                                         11/30/00   12/31/00   11/30/00     12/31/00    11/30/00   12/31/00    11/30/00   12/31/00
------------------------------------------------------------------------------------------------------------------------------------
i.    30-59 Days Delinquent                   479         646     0.67%        0.92%    $5,898,720 $7,860,340     0.66%      0.92%
ii.   60-89 Days Delinquent                    91         134     0.13%        0.19%     1,239,553  1,702,102     0.14%      0.20%
iii.  90-119 Days Delinquent                    3          53     0.00%        0.08%        17,902    736,222     0.00%      0.09%
iv.   120+ Days Delinquent                      -           -     0.00%        0.00%             -          -     0.00%      0.00%
v.    Repo In Inventory (Charged-off)           8           6     0.01%        0.01%        51,002     38,281     0.01%      0.00%
vi.   Repo In Inventory (Not Charged-Off)       4          18     0.01%        0.03%        84,823    264,466     0.01%      0.03%
vii.  Gross Charge-Offs in Period               8           7     0.01%        0.01%        51,002     48,120     0.01%      0.01%
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
G. Portfolio Charge-Offs                            $           % of Original Balance
                                         11/30/00   12/31/00   11/30/00     12/31/00
----------------------------------------------------------------------------------------------------------
i.    Gross Charge-Offs In Period        $51,002    $  48,120     0.005%       0.005%
ii.   Cumulative Gross Charge-Offs        75,476      123,597     0.008%       0.013%
iii.  Net Losses In Period                49,283       46,780     0.005%       0.005%
iv.   Cumulative Net Losses               73,757      120,538     0.008%       0.013%
----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
H. Pool Collections
------------------------------------------------------------------------
i.    Borrower Interest Collections                      $ 6,619,444.12
ii.   Borrower Principal Collections                      28,163,227.78
iii.  Net Liquidation Proceeds                                71,200.00
iv.   Recoveries                                               1,339.85
v.    Repurchase Amounts (Interest)                                   -
vi.   Repurchase Amounts (Principal)                                  -
vii.  Total Interest Collections                           6,619,444.12
viii. Total Principal Collections                         28,235,767.63
------------------------------------------------------------------------

------------------------------------------------------------------------
I. Pool Balance Reconciliation
------------------------------------------------------------------------
i.   Beginning Pool Balance                             $887,078,346.39
ii.  Pool Balance Reductions from Principal Collections   28,234,427.78
iii. Gross Charge-Offs In Period                              48,120.25
iv.  Ending Pool Balance                                 858,795,798.36
------------------------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date                      January 16, 2001                               Closing Date     October 19, 2000
Collection Period Begin Date:          December 1, 2000                Previous Distribution Date:    November 15, 2000
Collection Period End Date:           December 31, 2000        Previous Collection Period End Date    November 30, 2000

------------------------------------------------------------------------------
J. Total Available
------------------------------------------------------------------------------
i.   Total Pool Collections                                     $34,855,211.75
ii   Reinvestment Income from Reserve Account                        31,997.64
          Reserve Account Balance               $ 7,128,117.29
          Specified Reserve Account Amount        7,128,117.29
                                                ==============
iii. Reserve Account Release                              0.00            0.00
iv.  Collected Funds                                             34,887,209.39
------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
K. Waterfall
                                                                                                             Reserve
                                                                            Amount Available    Reserve      Account         Amount
                                            Calculation Steps   Amount Due  for Distribution    Balance       Draw            Paid
------------------------------------------------------------------------------------------------------------------------------------
        Servicing Fee                         $   739,231.96
        Previous Servicing Fee Shortfall                0.00
                                              ==============
i.    Total Servicing Fee                         739,231.96   $  739,231.96  $34,887,209.39  $7,128,117.29    $0.00   $  739,231.96

ii.   Class A Notes Interest Distribution                       4,652,963.46   34,147,977.43   7,128,117.29     0.00    4,652,963.46

        Class A Notes Balance                 821,802,493.97
        Pool Balance                          858,795,798.36
                                              ==============
iii.  First Priority Principal Distribution             0.00            0.00  29,495,013.97   7,128,117.29      0.00            0.00

iv.   Class B Notes Interest Distribution                         168,209.00  29,495,013.97   7,128,117.29      0.00      168,209.00

        Class A and B Notes Balance           850,312,493.97
        Pool Balance                          858,795,798.36
                                              ==============
v.    Second Priority Principal Distribution            0.00            0.00  29,326,804.97   7,128,117.29      0.00            0.00

vi.   Class C Notes Interest Distribution                          88,412.00  29,326,804.97   7,128,117.29      0.00       88,412.00
vii.  Reserve Fund Deposit                                              0.00  29,238,392.97                                     0.00

        Outstanding Money Market Securities   163,162,493.97
        Total Notes Balance                   864,572,493.97
        Specified Credit Enhancement Amount    27,910,863.45
        Specified Reserve Account Amount        7,128,117.29
                                              --------------
        Specified Overcollateralization
          Amount                               20,782,746.16
        Target Securities Balance             838,013,052.20
                                              ==============
viii. Regular Principal Distribution          163,162,493.97  163,162,493.97  29,238,392.97                           29,238,392.97

ix.   Release to Seller                                                 0.00           0.00   7,128,117.29                     0.00
-----------------------------------------------------------------------------------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:                     January 16, 2001                               Closing Date     October 19, 2000
Collection Period Begin Date:          December 1, 2000                Previous Distribution Date:    December 15, 2000
Collection Period End Date:           December 31, 2000        Previous Collection Period End Date    November 30, 2000

---------------------------------------------------------------------------------------------------------------------------------
L. Bond Interest Distributions                                                 Accrued
                                          Number of               Previous   Interest on  Total Bond     Total Bond
                                           Days in    Current     Interest     Interest    Interest       Interest      Interest
                                Coupon     Period     Interest   Shortfall    shortfall       Due           Paid        Shortfall
---------------------------------------------------------------------------------------------------------------------------------
      Total Class A Notes                           $4,652,963.46         -            -  $4,652,963.46  $4,652,963.46          -
      Class A-1 Notes             6.745%       32      978,249.80         -            -     978,249.80     978,249.80          -
      Class A-2 Notes              6.70%       30    1,340,000.00         -            -   1,340,000.00   1,340,000.00          -
      Class A-3 Notes              6.67%       30    1,750,875.00         -            -   1,750,875.00   1,750,875.00          -
      Class A-4 Notes              6.76%       30      583,838.67         -            -     583,838.67     583,838.67          -
      Class B Notes                7.08%       30      168,209.00         -            -     168,209.00     168,209.00          -
      Class C Notes                7.44%       30       88,412.00         -            -      88,412.00      88,412.00          -
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
M. Bond Principal Distributions
-------------------------------------------------------------
      First Priority Principal Distribution    $            -
      Second Priority Principal Distribution                -
      Regular Principal Distribution            29,238,392.97
                                               ==============
      Total Principal Distribution              29,238,392.97

      Class A-1 Notes Principal Distribution    29,238,392.97
      Class A-2 Notes Principal Distribution                -
      Class A-3 Notes Principal Distribution                -
      Class A-4 Notes Principal Distribution                -
      Class B Notes Principal Distribution                  -
      Class C Notes Principal Distribution                  -
-------------------------------------------------------------